UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2014
Date of Report (Date of Earliest Event Reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11
(Exact name of issuing entity)

Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

CIBC Inc.
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

New York	333-177707-02	38-3913695 38-3913696 38-3913697 38-7103172
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization of the issuing entity)	File Number of issuing entity)	Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
(Address of principal executive offices of the issuing entity)

(646) 855-1767
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2013, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2013 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, of the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 72 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as the “Marriott Chicago River North Hotel” on Schedule I to the Pooling and Servicing Agreement (the “Marriott Chicago River North Hotel Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Marriott Chicago River North Hotel Loan Pair”) that includes the Marriott Chicago River North Hotel Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Marriott Chicago River North Hotel Companion Loan”).  The transaction documents provide that the Marriott Chicago River North Hotel Loan Pair, including the Marriott Chicago River North Hotel Mortgage Loan, is to be serviced and administered (i) until the securitization of the Marriott Chicago River North Hotel Companion Loan, under the Pooling and Servicing Agreement, and (ii) upon the securitization of the Marriott Chicago River North Hotel Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.  The closing date of the securitization of the Marriott Chicago River North Hotel Companion Loan occurred on October 23, 2013.  In connection with that securitization, the pooling and servicing agreement, dated as of October 1, 2013 (the “MSBAM 2013-C12 Pooling and Servicing Agreement”), relating to the issuance of the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12, was entered into between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, Inc., as trust advisor.  Attached hereto as Exhibit 4.1 is the MSBAM 2013-C12 Pooling and Servicing Agreement.

The terms and conditions of the MSBAM 2013-C12 Pooling and Servicing Agreement applicable to the servicing of the Marriott Chicago River North Hotel Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement (as defined below)) to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans (other than the Marriott Chicago River North Hotel Mortgage Loan, after the closing of the securitization of the Marriott Chicago River North Hotel Companion Loan, and the Southdale Center Mortgage Loan (as defined below)), as described in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on August 9, 2013 (the “Prospectus Supplement”) under “DESCRIPTION OF THE MORTGAGE POOL” and “SERVICING OF THE MORTGAGE LOANS”.

The Mortgage Loan identified as the “Southdale Center” on Schedule II to the Pooling and Servicing Agreement (the “Southdale Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Southdale Center Loan Combination”) that includes the Southdale Center Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Southdale Center Non-Serviced Companion Loan”).  The Southdale Center Loan Combination, including the Southdale Center Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2013 (the “MSBAM 2013-C10 Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 securitization transaction into which the Southdale Center Non-Serviced Companion Loan was deposited.  The MSBAM 2013-C10 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

As disclosed in the Prospectus Supplement, the terms and conditions of the MSBAM 2013-C10 Pooling and Servicing Agreement applicable to the servicing of the Southdale Center Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “DESCRIPTION OF THE MORTGAGE POOL” and “SERVICING OF THE MORTGAGE LOANS” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Marriott Chicago River North Hotel Mortgage Loan, after the closing of the securitization of the Marriott Chicago River North Hotel Companion Loan, and the Southdale Center Mortgage Loan).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of October 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, Inc., as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 Commercial Mortgage Pass-Through Certificates, Series 2013-C12.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of July 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 Commercial Mortgage Pass-Through Certificates, Series 2013-C10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)
Date: March 12, 2014
	By:	/s/ Leland F. Bunch
Name: Leland F. Bunch
Title: Senior Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated as of October 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, Inc., as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 Commercial Mortgage Pass-Through Certificates, Series 2013-C12.
(E)
4.2

Pooling and Servicing Agreement, dated as of July 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 Commercial Mortgage Pass-Through Certificates, Series 2013-C10.
(E)